Supplement, dated May 16, 2005
to Prospectus, dated May 1, 2005

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
THRIFT PLAN CONTRACT

The first sentence in footnote (1) on page 1 is deleted and replaced by the following:

You pay a monthly amount of $2.00 or 1/12 of 1% of your Account Balance for the month if that amount would be less than $2.00.  The maximum fee for 403(b) Plans is $2.50 per month.